                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 18, 2002


                             FLEMING COMPANIES, INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Oklahoma                          1-8140                               48-0222760
(State or Other Jurisdiction of     (Commission File Number)         (I.R.S. Employer Identification No.)
       Incorporation)

                 1945 Lakepointe Drive, Lewisville, Texas 75057
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 906-8000
              -----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
              -----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

      On June 18, 2002, Fleming Companies, Inc. (the "Company"), through its wholly-owned subsidiary Platform Corporation ("Platform") completed its acquisition of 100% of the outstanding equity interests of Core-Mark International, Inc. ("Core-Mark") for $295,000,000 in cash (less transaction fees) and the assumption of Core-Mark's debt. The acquisition occurred pursuant to the terms of an Agreement and Plan of Merger dated April 23, 2002 (the "Merger Agreement") by and among the Company, Platform, Core-Mark and the stockholders of Core-Mark, following the satisfaction or waiver of various customary closing conditions including satisfaction of requirements under domestic and foreign antitrust regulatory schemes and the receipt of certain third-party consents. Pursuant to the Merger Agreement, $15,000,000 of the stockholders' proceeds were put into escrow to satisfy any indemnification claims that may be brought by the Company and $10,655,607 of the proceeds were used to cash-out Core-Mark optionholders. The amount of consideration paid to each stockholder and each optionholder in exchange for Core-Mark's stock and options was the product of arm's-length negotiations between the parties. The acquisition was funded out of the proceeds from the sale of debt and equity by the Company and out of the funds drawn from the Company's new credit facility as described in Item 5 of this Report.

ITEM 5.     OTHER EVENTS.

      On June 18, 2002, in connection with the completion of the acquisition described in Item 2 of this Report, Fleming Companies, Inc. (the "Company") entered into a new $975 million Credit Agreement with Deutsche Bank Trust Company Americas, as Administrative Agent, and also completed the sale of $200 million aggregate principal amount of its new 9.25% Senior Notes due 2010 and 9,200,000 shares of its Common Stock. In connection with the consummation of these transactions, the Company repaid all borrowings outstanding under its $850 million Credit Agreement dated as of July 25, 1997, as amended, which agreement ceased to be in effect as of June 18, 2002.

      The Underwriting Agreements for the Senior Notes and Common Stock offerings are set forth in Exhibits 1.1 and 1.2 hereto, respectively, and are incorporated in this Report as if fully set forth herein. The Indenture and Supplemental Indenture pursuant to which the Senior Notes were issued and the form of the Senior Note and the accompanying guarantee thereof are set forth in Exhibits 4.1, 4.2 and 4.3 hereto, respectively, and are incorporated in this Report as if fully set forth herein. The new Credit Agreement and the related Security Agreement, Guarantee Agreement and Pledge Agreement are set forth in Exhibits 10.1, 10.2, 10.3 and 10.4 hereto, respectively, and are incorporated in this Report as if fully set forth herein. The full text of the press release announcing the completion of the Core-Mark acquisition and the related financing transactions is set forth in Exhibit 99.1 hereto and is incorporated in this Report as if fully set forth herein.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)         Exhibits

            The following exhibits are filed as part of this Report:

            No.      Exhibit
            ---      -------
            1.1      Underwriting Agreement dated June 13, 2002 by and among the
                     Company, the Guarantors party thereto and Deutsche Bank
                     Securities Inc., Lehman Brothers Inc., First Union
                     Securities, Inc., J.P. Morgan Securities Inc. and Morgan
                     Stanley & Co. Incorporated, as Representatives of the
                     several Underwriters.

            1.2      Underwriting Agreement dated June 13, 2002 by and among the
                     Company and Lehman Brothers Inc., Deutsche Bank Securities
                     Inc., First Union Securities, Inc. and Morgan Stanley & Co.
                     Incorporated, as Representatives of the several
                     Underwriters.

            4.1 Indenture dated as of June 18, 2002 by and between the Company and Manufacturers and Traders Trust Company, as
                     Trustee.

            4.2 First Supplemental Indenture dated as of June 18, 2002 by and among the Company, the Subsidiary Guarantors party thereto and Manufacturers and Traders Trust Company, as Trustee.

            4.3      Form of 9.25% Senior Note due 2010 and Notation of
                     Guarantee.

            10.1 Credit Agreement dated as of June 18, 2002 by and among the Company, the lenders from time to time party thereto, Deutsche Bank Trust Company Americas, as Administrative
                     Agent, JPMorgan Chase Bank and Citicorp North America,
                     Inc., as Syndication Agents, Lehman Commercial Paper Inc.
                     and Wachovia Bank, National Association, as Documentation
                     Agents, Deutsche Bank Securities Inc. and J.P. Morgan
                     Securities Inc., as Joint Book Managers, and Deutsche Bank
                     Securities Inc., J.P. Morgan Securities Inc. and Salomon
                     Smith Barney Inc., as Joint Lead Arrangers.

            10.2 Security Agreement dated as of June 18, 2002 by and among the Company, the Grantors party thereto and Deutsche Bank
                     Trust Company Americas, as Collateral Agent.

            10.3 Guarantee Agreement dated as of June 18, 2002 by and among the Guarantors party thereto and Deutsche Bank Trust
                     Company Americas, as Administrative Agent.

            10.4 Pledge Agreement dated as of June 18, 2002 by and among the Company, the Pledgors party thereto and Deutsche Bank Trust
                     Company Americas, as Collateral Agent.

            99.1     Press Release dated June 18, 2002 regarding completion of
                     Core-Mark acquisition and the related financing transactions.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FLEMING COMPANIES, INC.



                                        By:   /s/ MATTHEW H. HILDRETH
                                              ----------------------------------
                                              Matthew H. Hildreth
                                              Senior Vice President, Finance and
                                              Treasurer

Date:  June 24, 2002

                                  EXHIBIT INDEX

No.         Exhibit
---         -------
1.1         Underwriting Agreement dated June 13, 2002 by and among the Company, the Guarantors party thereto and Deutsche Bank Securities Inc.,
            Lehman Brothers Inc., First Union Securities, Inc., J.P. Morgan
            Securities Inc. and Morgan Stanley & Co. Incorporated, as
            Representatives of the several Underwriters.

1.2 Underwriting Agreement dated June 13, 2002 by and among the Company and Lehman Brothers Inc., Deutsche Bank Securities Inc., First Union
            Securities, Inc. and Morgan Stanley & Co. Incorporated, as
            Representatives of the several Underwriters.

4.1 Indenture dated as of June 18, 2002 by and between the Company and Manufacturers and Traders Trust Company, as Trustee.

4.2 First Supplemental Indenture dated as of June 18, 2002 by and among the Company, the Subsidiary Guarantors party thereto and Manufacturers and Traders Trust Company, as Trustee.

4.3         Form of 9.25% Senior Note due 2010 and Notation of Guarantee.

10.1 Credit Agreement dated as of June 18, 2002 by and among the Company, the lenders from time to time party thereto, Deutsche Bank Trust
            Company Americas, as Administrative Agent, JPMorgan Chase Bank and
            Citicorp North America, Inc., as Syndication Agents, Lehman
            Commercial Paper Inc. and Wachovia Bank, National Association, as
            Documentation Agents, Deutsche Bank Securities Inc. and J.P. Morgan
            Securities Inc., as Joint Book Managers, and Deutsche Bank
            Securities Inc., J.P. Morgan Securities Inc. and Salomon Smith
            Barney Inc., as Joint Lead Arrangers.

10.2 Security Agreement dated as of June 18, 2002 by and among the Company, the Grantors party thereto and Deutsche Bank Trust Company
            Americas, as Collateral Agent.

10.3 Guarantee Agreement dated as of June 18, 2002 by and among the Guarantors party thereto and Deutsche Bank Trust Company Americas, as Administrative Agent.

10.4 Pledge Agreement dated as of June 18, 2002 by and among the Company, the Pledgors party thereto and Deutsche Bank Trust Company Americas, as Collateral Agent.

99.1 Press Release dated June 18, 2002 regarding completion of Core-Mark acquisition and the related financing transactions.